                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-4310) and the Registration Statement on Form S-3 (No. 333-14307) of Merit Holding Corporation of our report dated January 26, 1999 appearing on page 38 of this Form 10-K.




/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Atlanta, Georgia
March 23, 1999